Capital Stock	12 Months Ended
Mar. 31, 2024
Capital Stock [Abstract]
CAPITAL STOCK

15. CAPITAL STOCK

(1)	Ordinary Shares

We were incorporated as a Cayman Islands business company under the laws of the Cayman Islands on July 25, 2022. At incorporation, we were authorized to issue a maximum of 50,000,000 shares consisting of 50,000,000 ordinary shares, par value US$0.0001 each. By the adoption of the written resolutions of the shareholders and written resolutions of the directors dated November 8, 2023, the Company’s authorized share capital was increased to US$51,000. On November 8, 2023, the Company effected a stock split whereby each 3 issued and outstanding ordinary share were divided into 8 ordinary share. As a result of the share split, there were 30,000,000 ordinary shares issued and outstanding, par value of US$0.0000375 each. After Listing, there are additional 1,400,000 ordinary shares issued and outstanding which in total 31,400,000 ordinary shares issued and outstanding as at 31 March 2024.

(2)	Dividend declared

On February 29,2024, the Company’s Board of Directors declared a special cash dividend of an aggregate of USD 6 million and payable on March 12, 2024. USD 1,676,750 was paid in cash, USD 3,922,795 was fully settled by directly deducting the dividend amount from the amount due from the shareholders and USD 400,455 was not yet settled as at March 31, 2024. Dividend declared but not yet settled, is presented as dividends payable in the Consolidated balance sheet.